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EXHIBIT 23.1

CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of Coherent, Inc. on Form S-8 of our report dated December 17, 2003, appearing in the Annual Report on Form 10-K of Coherent, Inc. for the year ended September 27, 2003.

DELOITTE & TOUCHE LLP

San Jose, California
May 10, 2004

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  EXHIBIT 23.1
CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS